UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2011

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-08246	71-0205415
(Commission File Number)	(IRS Employer Identification No.)

2350 N. Sam Houston Pkwy. E., Suite 125, Houston, Texas	77032
(Address of principal executive offices)	(Zip Code)

(281) 618-4700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 17, 2011, the stockholders of Southwestern Energy Company (the “Company”) approved the amendment of Section 2.5 of the Company’s Amended and Restated Bylaws (the “Bylaws”) as set forth in the Company’s definitive proxy statement in order to decrease the stock ownership threshold required for stockholders to call a special meeting to 20% (excluding derivatives) from 25%.  The amendment of the Bylaws was previously approved by the Board of Directors of the Company subject to the approval of the stockholders.  The Bylaws as amended and restated (the “Amended and Restated Bylaws”) are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.  The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws.

Item 5.07      Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on May 17, 2011.   At the annual meeting, the stockholders elected each of the following individuals to serve on the Board of Directors for a term of one year, or until his successor is duly elected and qualified, with the votes, rounded to the nearest whole share, cast as follows:

LEWIS E. EPLEY JR.	For:	272,743,193
	Against:	3,674,795
	Abstain:	2,116,349
	Nonvotes:	29,403,582
	Uncast:	0

ROBERT L. HOWARD	For:	268,180,417
	Against:	8,236,146
	Abstain:	2,117,669
	Nonvotes:	29,403,582
	Uncast:	104

GREG D. KERLEY	For:	251,503,251
	Against:	24,914,593
	Abstain:	2,116,493
	Nonvotes:	29,403,582
	Uncast:	0

HAROLD M. KORELL	For:	272,856,900
	Against:	3,564,827
	Abstain:	2,112,610
	Nonvotes:	29,403,582
	Uncast:	0

VELLO A. KUUSKRAA	For:	270,361,998
	Against:	6,054,796
	Abstain:	2,117,439
	Nonvotes:	29,403,582
	Uncast:	104

KENNETH R. MOURTON	For:	268,367,635
	Against:	8,053,186
	Abstain:	2,113,515
	Nonvotes:	29,403,582
	Uncast:	0

STEVEN L. MUELLER	For:	273,729,264
	Against:	2,689,710
	Abstain:	2,115,363
	Nonvotes:	29,403,582
	Uncast:	0

CHARLES E. SCHARLAU	For:	271,852,941
	Against:	4,563,845
	Abstain:	2,117,447
	Nonvotes:	29,403,582
	Uncast:	104

ALAN H. STEVENS	For:	274,053,950
	Against:	2,366,756
	Abstain:	2,113,631
	Nonvotes:	29,403,582
	Uncast:	0

In addition, the following proposals were voted at the Annual Meeting:

The ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2011 was approved by the stockholders, with the votes, rounded to the nearest whole share, cast as follows:

For:	304,610,777
Against:	1,068,226
Abstain:	2,258,915
Nonvotes:	0

With respect to the advisory vote, referred to as the “say-on-pay vote,” regarding the compensation of our Named Executive Officers disclosed in the proxy statement in accordance with SEC rules, the stockholders have approved the compensation of our Named Executive Officers, with the votes, rounded to the nearest whole share, cast as follows:

For:	267,812,655
Against:	8,109,529
Abstain:	2,612,152
Nonvotes:	29,403,582

With respect to the advisory vote on the frequency of the “say-on-pay vote” on executive compensation, the stockholders have approved a frequency of once each year, with the votes, rounded to the nearest whole share, cast as follows:

1 Year:	224,545,640
2 Years:	11,708,676
3 Years:	39,549,097
Abstain:	2,730,923
Nonvotes:	29,403,582

The proposal to amend the Company’s amended and restated bylaws as set forth in the proxy statement to decrease the stock ownership threshold for stockholders to call a special meeting to 20% (excluding derivatives) was approved by the stockholders, with the votes, rounded to the nearest whole share, cast as follows:

For:	219,112,239
Against:	85,673,931
Abstain:	3,151,749
Nonvotes:	0

The stockholder proposal as set forth in the proxy statement requesting that the Company provide a report of political contributions and expenditures was not approved by the stockholders, with the votes, rounded to the nearest whole share, cast as follows:

For:	64,182,213
Against:	168,712,635
Abstain:	45,639,489
Nonvotes:	29,403,582

Section 9 – Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amended and Restated Bylaws of Southwestern Energy Company Effective as of May 17, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: May 20, 2011	By:	/s/ GREG D. KERLEY
	Name:	Greg D. Kerley
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Southwestern Energy Company Effective as of May 17, 2011